UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 13, 2021

INTEC PHARMA LTD.

(Exact name of registrant as specified in its charter)

Israel	001-37521	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hartom St. Har Hotzvim
Jerusalem, Israel	9777512
(Address of principal executive offices)	(Zip Code)

+ 972-2-586-4657
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, no, par value	NTEC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Intec Pharma Ltd. (the “Company”), the directors of the Company (the “Intec Board”), Intec Parent, Inc., Dillion Merger Subsidiary, Inc., Decoy Biosystems, Inc (“Decoy”) and Domestication Merger Sub Ltd. (collectively, “Defendants”) were named as defendants in connection with the following actions: St. Hilarie v. Intec Pharma Ltd., Case No. 1:21-cv-04000 (S.D.N.Y.); Tran v. Intec Pharma Ltd., Case No. 1:21-cv-04026 (S.D.N.Y.); Davidson v. Intec Pharma Ltd., Case No. 1:21-cv-00673 (D. Del.); and Figueroa v. Intec Pharma Ltd., Case No. 1:21-cv-02621 (E.D.N.Y.) (collectively, the “Actions”). Plaintiffs in the Actions alleged, among other things, that the members of the Intec Board breached their fiduciary duties by agreeing to the previously disclosed merger of the Company with Decoy (the “Merger”) and misrepresented and failed to disclose in the proxy statement/prospectus (the “Proxy Statement”), which forms part of the Registration Statement on Form S-4 (File No. 333-255389) (the “Registration Statement”) filed by the Company as a co-registrant on April 20, 2021 with the U.S. Securities and Exchange Commission (the “Commission”), allegedly material information necessary for the shareholders of the Company to cast an informed vote on the Merger.

On May 12, 2021, solely to eliminate the burden, expense and risk of further litigation, and without admitting any liability or wrongdoing, the Company made certain supplemental disclosures to the Proxy Statement forming part of Amendment No. 1 to the Registration Statement filed by the Company as a co-registrant with the Commission on May 12, 2021.

Plaintiffs subsequently voluntarily dismissed the Actions (on May 13, 2021 in the St. Hilarie and Tran cases, on July 12, 2021 in the Davidson case, and on July 13, 2021in the Figueroa case). In addition, and in order to avoid the uncertainties and costs associated with a contested application for Plaintiffs’ attorneys’ fees and expenses and without any admission that Plaintiffs’ claims were meritorious or that any such fees or expenses would be owed, on July 13, 2021, the Defendants entered into an agreement pursuant to which the Company agreed to pay Plaintiffs’ counsel a fee in the amount of $225,000 (the “Negotiated Attorney Fee”). The Negotiated Attorney Fee is made in full satisfaction of any and all claims for fees or costs by any of Plaintiffs’ counsel in the Actions and fully resolves them.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2021

INTEC PHARMA LTD.

By:	/s/ Nir Sassi
Nir Sassi
Chief Financial Officer

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